Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 1998 on Sumitomo Bank of California's 1997 financial statements included in this Form 8-K, into Zions Bancorporation's previously filed S-8 Registration Statement File Nos. 333-36205, 333-36207, 033-58855, 033-58845, 33-57963, 33-53743, 33-52878, 33-52796, 33-15951.

                                             Arthur Andersen LLP


San Francisco, California,
  April 13, 1998